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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2006

                                 MEDIFAST, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                      000-23016            13-3714405
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    (State or other jurisdiction           (Commission          (IRS Employer
  of incorporation or organization)        File Number)          Ident. No.)

     11445 Cronhill Drive, Owing Mills, Maryland                  21117
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01     TRANSFER OF LISTING

On August 14, 2006, Medifast, Inc. (the "Company") made application with the Securities and Exchange Commission to effect the withdrawal of the Company's common stock from listing on the American Stock Exchange. On the same day, the Company received authorization from the New York Stock Exchange (the "NYSE") to list the Company's common stock on the NYSE.

ITEM 8.01     OTHER EVENTS

On August 14, 2006, Medifast, Inc. announced its application to withdraw its common stock from listing on the American Stock Exchange and its intention to list such shares with the New York Stock Exchange commencing on August 25, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated August 14, 2006 of Medifast, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDIFAST, INC.

Date:  August 14, 2006                  By: /s/ Bradley T. MacDonald
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                                            Bradley T. MacDonald
                                            Chairman and Chief Executive Officer

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